SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       ----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported): May 4, 2004

                                   ----------


                          VISHAY INTERTECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)





            Delaware                       1-7416                38-1686453
 (State or other jurisdiction of   (Commission file number)   (I.R.S. employer
  incorporation or organization)                             identification no.)




           63 Lincoln Highway
          Malvern, Pennsylvania                                  19355-2120
 (Address of principal executive offices)                        (Zip code)


       Registrant's telephone number, including area code: (610) 644-1300





         (Former name or former address, if changed since last report.)

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits

Exhibit No.    Description
-----------    -----------

99 Press Release of Vishay Intertechnology, Inc. dated May 4, 2004, reporting Vishay's financial results for the first quarter of 2004.

Item 12. Results of Operations and Financial Condition.

On May 4, 2004, Vishay Intertechnology, Inc. issued a press release announcing its financial results for the first quarter of 2004. A copy of the press release is furnished as Exhibit 99 to this report.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, Vishay Intertechnology, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 4, 2004



                                    VISHAY INTERTECHNOLOGY, INC.


                                    By: /s/  Richard N. Grubb
                                       ----------------------------------
                                        Name:  Richard N. Grubb
                                        Title: Executive Vice President
                                               and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

99 Press Release of Vishay Intertechnology, Inc. dated May 4, 2004, reporting Vishay's financial results for the first quarter of 2004.